Nature and extent of risk arising from financial instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Nature and extent of risk arising from financial instruments
26.	Nature and extent of risk arising from financial instruments
Risk management policy
In the normal course of business, the Company is exposed to financial risk that arises from a number of sources. Management’s involvement in operations helps identify risks and variations from expectations. As a part of the overall operation of the Company, Management takes steps to avoid undue concentrations of risk. The Company manages these risks as follows:
Credit risk
Credit risk is the risk of financial loss to the Company if a customer or counter-party
to a financial instrument fails to meet its contractual obligations and arises primarily from the Company’s loans receivable. The maximum amount of credit risk exposure is limited to the gross carrying amount of the loans receivable disclosed in these financial statements.
The Company acts as a lender of unsecured consumer loans and lines of credit and has little concentration of credit risk with any particular individual, company or other entity, relating to these services. However, the credit risk relates to the possibility of default of payment on the Company’s loans receivable. The Company performs on-going
credit evaluations, monitors aging of the loan portfolio, monitors payment history of individual loans, and maintains an allowance for loan loss to mitigate this risk.
The credit risk decisions on the Company’s loans receivable are made in accordance with the Company’s credit policies and lending practices, which are overseen by the Company’s senior management. Credit quality of the customer is assessed based on a credit rating scorecard and individual credit limits are defined in accordance with this assessment. The consumer loans receivable is unsecured. The Company develops underwriting models based on the historical performance of groups of customer loans which guide its lending decisions. To the extent that such historical data used to develop its underwriting models is not representative or predictive of current loan book performance, the Company could suffer increased loan losses.
The Company cannot guarantee that delinquency and loss levels will correspond with the historical levels experienced and there is a risk that delinquency and loss rates could increase significantly.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due or will not receive sufficient funds from its third-party lenders to advance to the Company’s customers. The Company manages all liquidity risk through maintaining a sufficient working capital amount through daily monitoring of controls, cash balances and operating results. The Company’s principal sources of cash are funds from operations, which the Company believes will be sufficient to cover its normal operating and capital expenditures.

The Company’s accounts payable and accruals are substantially due within 12 months. The maturity schedule of the Company’s credit facility and debentures are described below. Management’s intention is to continue to refinance any outstanding amounts owing under the credit facility and debentures, in each case as they become due and payable. The debentures are subordinated to the credit facility which has the effect of extending the maturity date of the debentures to the later of contractual maturity or the maturity date of credit facility. See Note 12 and 13 for further details.

	2023	2024	2025	2026	2027	Thereafter
Commitments - operational
Lease payments	1,297	1,206	1,240	1,255	789	683
Accounts payable	5,686	—	—	—	—	—
Accruals and other	15,296	—	—	—	—	—
Interest – Credit facility (Note 12)	5,689	5,689	2,845	—	—	—
Interest – Debentures (Note 13)	2,886	2,743	1,953	—	—	—

	30,854	9,638	6,038	1,255	789	683

Commitments – principal repayments
Credit facility (Note 12)	—	—	46,180	—	—	—
Debentures (Note 13) (1)	2,215	2,358	35,085	—	—	—

	2,215	2,358	81,265	—	—	—

Total contractual obligations	33,069	11,996	87,303	1,255	789	683

(1)
The debenture principal repayments are payable in either cash or Common Shares at Mogo’s option. The number of Common Shares required to settle the principal repayments is variable based on the Company’s share price at the repayment date.

Mogo Inc.

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. Financial instruments that could be affected by market risk include cash, investment portfolio, credit facilities, debentures, derivative financial assets and derivative financial liabilities.
Interest rate risk
Changes in market interest rates may have an effect on the cash flows associated with some financial assets and liabilities, known as cash flow risk, and on the fair value of other financial assets or liabilities, known as price risk. The Company is exposed to interest rate risk primarily relating to its credit facility that bear interest fluctuating with USD LIBOR. The credit facility does not have a USD LIBOR floor. As at December 31, 2022, LIBOR is 4.32% (December 31, 2021 – 0.11%). For the year ended December 31, 2022, a 50-basis point change in LIBOR would increase or decrease credit facility interest expense by $287 (December 31, 2021 – $225).
A fundamental reform of major interest rate benchmarks (the “Reform”) is being undertaken globally. The USD LIBOR will cease to be published in June 2023 for all USD LIBOR tenors. Management has performed an assessment on the impact of the Reform and has determined that the Company only has exposure to the Reform through its credit facility and the nature of the risks are operational and financial. Operational risk includes ensuring proper contractual terms are in place and engagement with the credit facility lender on the progress and impact of their own transition. Financial risk includes the impact on the economics of the financial instruments.
As at December 31, 2022, the transition of the benchmark rate for the credit facility as a result of the Reform is in progress. Management has determined that the credit facility contract contains clauses for replacement of the USD LIBOR benchmark rate with an alternative benchmark that was confirmed to be the Secured Overnight Financing Rate. The Reform has not resulted in changes to the Company’s risk management strategy.
The debentures have fixed rates of interest and are not subject to variability in cash flows due to interest rate risk.
Currency risk
Currency risk is the risk that changes in foreign exchange rates may have an effect on future cash flows associated with financial instruments. The Company is primarily exposed to foreign currency risk on the following financial instruments denominated in U.S. dollars. As at December 31, 2022, a 5% increase or decrease in the U.S. dollar exchange rate would increase or decrease the unrealized exchange gain (loss) by $314 (December 31, 2021 – $1,533).

	As at
($000 USD)	December 31, 2022	December 31, 2021
Cash	3,553	29,032
Investment portfolio	5,958	9,954
Derivative financial liabilities	(310)	(10,008)
Debentures	(4,562)	(4,792)

Other price risk

Other market price risk is the risk that the fair value of the financial instrument will fluctuate as a result of changes in market prices (other than those arising from interest rate risks or currency risk), whether caused by factors specific to an individual investment or its issuers or factors affecting all instruments traded in the market. The investment portfolio comprises of non-listed closely held equity instruments which have minimal exposure to market prices. The valuation of the investment portfolio is conducted on a quarterly basis.